Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-D

Prospectus supplement dated February 14, 2012 to
INVESCO PCVUL prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective after the close of business on April 27, 2012, the Invesco – Invesco V.I. Capital Appreciation Fund: Series I Shares is no longer an investment option under the policy.  All references to Invesco – Invesco V.I. Capital Appreciation Fund: Series I Shares are removed.